Exhibit 10.4
VUZIX CORPORATION
2009 NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN
1. PURPOSES.
(a) Eligible Option Recipients. The persons eligible to receive Options (as defined herein) under the Plan are the Non-Employee Directors (as defined herein) of the Company (as defined herein).
(b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options (as defined herein).
(c) General Purpose. Vuzix Corporation, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of Vuzix Corporation and its Affiliates (as defined herein).
2. DEFINITIONS.
(a) “Accountant” means the independent public accountants of the Company.
(b) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(c) “Annual Grant” means an Option granted annually to a Non Employee Director who meets the specified criteria pursuant to subsection 6(b) of the Plan.
(d) “Annual Meeting” means the annual meeting of the stockholders of the Company.
(e) “Board” means the board of directors of the Company.
(f) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events after the IPO Date:
     (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction;
     (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;
     (iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or
     (iv) notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).
(g) “ Common Stock” means the common stock, par value $0.01 per share, of the Company.
(h) “Code” means the Internal Revenue Code of 1986, as amended.
(i) “Company” means Vuzix Corporation, a Delaware corporation.
(j) “Consultant” means, in relation to the Company, an individual or Consultant Company, other than an Employee or a Director, that: (i) is engaged to provide on a ongoing bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities of the Company; (ii) provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company; (iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and (iv) has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.
(k) “Consultant Company” means for an individual consultant, a company or partnership of which the individual is an employee, stockholder or partner.
(l) “Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as a Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.
(m) “Director” means a member of the Board.
(n) “Disability” means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person’s position with the Company or an Affiliate because of the sickness or injury of the person.
(o) “Discounted Market Price” means the market price less the following maximum discounts based on closing price (and subject, not withstanding the application of any such maximum discount, to a minimum price per share of $0.05 and a minimum exercise price per warrant or incentive stock option, as the case may be, of $0.10): (i) up to $0.50 – 25%; (iii) $0.51 to $2.00 – 20%; and (iii) above $2.00 – 15%.
(p) “Effective Date” means the date effective as of which the Plan is adopted by the Board.
(q) “Employee” means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
(r) “Entity” means a corporation, partnership or other entity.
(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(t) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.
(u) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the TSX Venture Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system immediately prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
     (ii) If the Common Stock is not listed on a stock exchange referred to in subsection (i) immediately above and is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or
     (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
(v) “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.
(w) “Insider” means:
     (i) a Director or senior Officer of the Company;
     (ii) a Director or senior Officer of a company that is an Insider or Subsidiary of the Company;
     (iii) a Person that beneficially owns or controls, directly or indirectly, shares of Common Stock carrying more than 10% of the voting rights attached to all outstanding shares of Common Stock of the Company; or
     (iv) the Company itself if it holds any of its own securities.
(x) “IPO Date” means the date the Common Stock is first offered to the public under a registration statement declared effective under the Securities Act.
(y) “Non-Employee Director” means a Director who is not an Employee or Consultant of the Company or an Affiliate.
(z) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(bb) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.
(cc) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ee) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired/ “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ff) “Plan” means this Vuzix Corporation 2009 Non-Employee Directors’ Stock Option Plan.
(gg) “Rule 16n-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(hh) “Securities Act” means the Securities Act of 1933, as amended.
(ii) “Stock Compensation Arrangement” means a stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the Company to one or more service providers, including a purchase of shares of Common Stock from treasury which is financially assisted by the Company by way of a loan, guarantee or otherwise.
(jj) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
3. ADMINISTRATION.
(a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.
(b) Powers of the Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
     (i) To determine the provisions of each Option to the extent not specified in the Plan.
     (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

     (iii) To amend the Plan or an Option as provided in Section 12.
     (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.
(c) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by/ any person and shall be final, binding and conclusive on all persons.
4. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate 8,000,000 shares of Common Stock.
(b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Non-Employee Director pursuant to an Option are forfeited back to or repurchased by the Company because of or in connection with the failure to meet a contingency or condition required to vest such shares in the Non-Employee Director, the shares of Common Stock not acquired, forfeited or repurchased under such Stock Award shall revert to and again become available for issuance under the Plan.
(c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise. If the aggregate number of shares of Common Stock issuable pursuant to Section 6(a) or (b) would exceed the number of shares remaining in the share reserve under Section 4(a) at such time of grant, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.
5. ELIGIBILITY.
(a) The Options as set forth in Section 6 automatically shall be granted under the Plan to all Non-Employee Directors.
6. NON-DISCRETIONARY GRANTS.
(a) Initial Grants. Without any further action of the Board, (i) each person who is or becomes a Non-Employee Director as of the Effective Date, and (ii) each person who, after the Effective Date, is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the Effective Date or the date of his or her initial election or appointment to be a Non-Employee Director, as applicable, be granted an Initial Grant to purchase 300,000 shares of Common Stock on the terms and conditions set forth herein.

(b) Annual Grants. Without any further action of the Board, on each January 1 (the “Annual Grant Date”), commencing on January 1, 2010, each person who is then a Non-Employee Director, automatically shall be granted an Annual Grant to purchase 150,000 shares of Common Stock on the terms and conditions set forth herein, provided, however, that the number of shares subject to an Annual Grant for a particular Non-Employee Director shall be reduced, on a pro rata basis, for each month such person did not serve as a Non-Employee Director during the twelve-month period from the prior Annual Grant Date (or from the Effective Date with respect to the first Annual Grant hereunder) until the current Annual Grant Date.
(c) Limits on Option Grants. Notwithstanding the foregoing paragraphs, unless the Company obtains approval of disinterested holders of shares of Common Stock in the manner prescribed by TSX Venture Exchange Policy 2.4 and any successor rule, policy or instrument thereto or the rules of the applicable stock exchange on which the shares of Common Stock are then listed,
     (i) the number of shares of Common Stock reserved for issuance pursuant to Options granted to Insiders under the Plan, together with shares of Common Stock issuable to Insiders or Participants under any other Stock Compensation Arrangement of the Company, shall at no time exceed 10% of the issued and outstanding shares of Common Stock of the Company;
     (ii) the Company shall not grant to Insiders under the Plan, together with stock options granted to Insiders under any other Stock Compensation Arrangement of the Company, in aggregate, within a 12 month period, a number of Options exceeding 10% of the issued and outstanding shares of Common Stock of the Company pursuant to the exercise of Awards;
     (iii) the Company shall not issue to any one individual, within a 12 month period, a number of shares exceeding 5% of the issued and outstanding shares of Common Stock of the Company pursuant to the exercise of Options granted under the Plan, together with shares of Common Stock issuable to any individuals under any other Stock Compensation Arrangement of the Company; and
     (iv) no amendment which reduces the exercise price of an Option that is held by an Insider.
7. OPTION PROVISIONS.
          Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
(a) Term. The Option term shall be a maximum of ten (10) years from the date the Option is granted, provided that the Option term shall be reduced with respect to any Option as provided in Section 7(g), (i), and (j), covering cessation of Continuous Service by the Optionholder, disability of the Optionholder or death of the Optionholder.

(b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the shares. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. Notwithstanding any provision to the contrary, the exercise price of any Option shall not be less than the Discounted Market Price as of the date of grant.
(c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, or (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.
(d) Transferability. All benefits, rights and Options accruing to any Non-Employee Director in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided for herein. An Option is transferable by will or by the laws of descent and distribution. In addition, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
(e) Vesting. Options shall vest as determined by the Board follows:
     (i) Initial Grants: 1/2 of the shares of Common Stock covered by an Initial Grant shall be immediately vested upon grant and the remaining shares shall vest in equal monthly installments over twelve (12) months.
     (ii) Annual Grants: 1/12th of the shares of Common Stock covered by an Annual Grant shall vest monthly over twelve (12) months.
(f) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.
(g) Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.
(i) Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.
(j) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) one (1) year from the date of the Optionholder’s death, or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.
8. COVENANTS OF THE COMPANY.
(a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.
(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9. USE OF PROCEEDS FROM STOCK.
(a) Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.
10. MISCELLANEOUS.
(a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.
(b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.
(d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.
(e) Lock-Up Period. Upon exercise of any Option, an Optionholder may not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Optionholder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act, other than a Form S-8 registration statement, (the “Lock Up Period”); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. An Optionholder may be required to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to such shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 10(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.
(a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the nature, class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the nature, class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)
(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.
(c) Change in Control. If a Change in Control occurs and as of, or within twelve (12) months after, the effective time of such Change in Control, an Optionholder’s Continuous Service terminates, then his or her options will accelerate and become fully vested and immediately exercisable, unless the termination was a result of the Optionholder’s resignation (other than any resignation contemplated by the terms of the Change in Control or required by the Company or the acquiring entity pursuant to the Change in Control).

(d) Parachute Payments. In the event that the acceleration of the vesting and exercisability of the Options provided for in subsection 11(c) and benefits otherwise payable to a Optionholder (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Optionholder’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Options; reduction of employee benefits. In the event that acceleration of vesting of Option compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Optionholder’s Options (i.e., earliest granted Option cancelled last) unless the Optionholder elects in writing a different order for cancellation.
The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.
The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Optionholder and the Company within fifteen (15) calendar days after the date on which the Optionholder’s right to a Payment is triggered (if requested at that time by the Optionholder or the Company) or such other time as requested by the Optionholder or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Optionholder and the Company with an opinion reasonably acceptable to the Optionholder that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Optionholder and the Company.
12. AMENDMENT OF THE PLAN AND OPTIONS.
(a) Amendment of Plan. Subject to any necessary approvals by the TSX Venture Exchange or other regulatory body having jurisdiction over the securities of the Company, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.
(b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.
(c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.
(d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.
13. TERMINATION OR SUSPENSION OF THE PLAN.
(a) Plan Term. Subject to any necessary approvals by the TSX Venture Exchange or other regulatory body having jurisdiction over the securities of the Company, the Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.
(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.
14. EFFECTIVE DATE OF PLAN.
(a) The Plan shall become effective on the date the Plan is adopted by the Board, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
15. CHOICE OF LAW.
(a) All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state’s conflict of laws rules.